                                                                   Exhibit 10.15

                AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 3 dated as of December 30, 1998 further amends the Registration Rights Agreement dated as of August 29, 1997 (as heretofore amended, the "Agreement") by and among Vista Hospice Care, Inc., a Delaware corporation ("Vista"), VistaCare, Inc. a Delaware corporation (the "Company"), and certain holders of capital stock of the Company (the "Purchasers"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The undersigned Purchasers hold at least 90% of the Common Shares held by all Holders.

         Reference is hereby made to the Preferred Stock Purchase Agreement of even date herewith (the "December 1998 Purchase Agreement") pursuant to which certain of the Purchasers are purchasing additional Series B Shares.

         WHEREAS, the parties desire that the holders of the Series B Shares issued pursuant to the December 1998 Purchase Agreement have rights with respect to the registration of the common stock of the Company issuable upon conversion thereof comparable to and integrated with the rights of the original parties to the Agreement.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

         1. The following definitions are hereby added to Section 2 of the Agreement, in alphabetical sequence:

                  "December 1998 Purchase Agreement" means the Preferred Stock Purchase Agreement dated as of December 30, 1998 by and among the Company and certain Purchasers.

                  "July 1998 Purchase Agreement" means the Preferred Stock Purchase Agreement dated as of July 17, 1998 by and among the Company (as successor to Vista in accordance with Section 8.16 thereof) and certain Purchasers.

                  "Subsequent Purchase Agreements" means the HCCP Purchase Agreement, the July 1998 Purchase Agreement and the December 1998 Purchase Agreement.

         2. The definition of "Common Shares" as set forth in Section 2 of the Agreement is hereby deleted in its entirety and superseded by the following:

                  "Common Shares" shall mean shares of common stock of the Company (i) purchased by a Purchaser pursuant to the Bessemer Purchase Agreement, (ii) purchased by Lighthouse pursuant to the Lighthouse Agreement, (iii) into which the shares of Series A-1 Preferred Stock, $.01 par value per share, of the Company purchased by the Bessemer Purchasers pursuant to the Bessemer Purchase Agreement have been converted or are convertible, (iv) into which the Series B Shares purchased by a Purchaser at any time pursuant to a Subsequent Purchase Agreement have been converted or are convertible, (v) purchased by a Purchaser pursuant to the HCCP Purchase Agreement, (vi) acquired by Purchaser, or their assigns, pursuant to preemptive, first refusal or similar rights or upon conversion or exercise of securities acquired pursuant to said rights, and (vii) acquired in respect of the foregoing upon stock dividends, subdivisions, combinations or other capital changes.

         All other terms and conditions of the Agreement remain unchanged and in full force and effect.

              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, this Amendment No. 3 has been executed as of the date first above written.

                                       VISTACARE, INC.


                                       By:/s/ Barry M. Smith
                                          ------------------------------
                                          Barry M. Smith, President

                                       VISTA HOSPICE CARE, INC.


                                       By:/s/ Barry M. Smith
                                          ------------------------------
                                          Barry M. Smith, President


                                       BESSEMER VENTURE PARTNERS
                                         III L.P.

                                       By: Deer III & Co., general
                                           partner

                                       By:/s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          general partner


                                       BVP III SPECIAL SITUATIONS L.P.
                                       By:Deer III & Co. LLC,
                                          general partner

                                       By:/s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          Manager


                                       *
                                         -------------------------------
                                          William T. Burgin

                                       BRIMSTONE ISLAND CO. L.P.


                                       By: *
                                            ----------------------------
                                            Neill H. Brownstein

                                       ---------------------------------
                                       Robert H. Buescher


                                       *
                                         -------------------------------
                                         G. Felda Hardymon


                                       *
                                         -------------------------------
                                         Christopher F. O. Gabrieli


                                       GABRIELI FAMILY FOUNDATION

                                       By: *
                                             ---------------------------


                                       *
                                         -------------------------------
                                         Michael I. Barach


                                       *
                                         -------------------------------
                                         David J. Cowan


                                       *
                                         -------------------------------
                                         Gautam A. Prakash


                                       *
                                         -------------------------------
                                         Robi L. Soni


                                       *
                                         -------------------------------
                                         Rodney A. Cohen

                                       *
                                         -------------------------------
                                         Richard R. Davis


                                       *
                                         -------------------------------
                                         Adam P. Godfrey

                                       BELISARIUS CORPORATION

                                       By: *
                                             ---------------------------


                                       *
                                         -------------------------------
                                         Robert J. S. Roriston


                                       QUENTIN CORPORATION

                                       By: *
                                             ---------------------------



                                      *By: /s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          attorney-in-fact

                                           /s/ Barry M. Smith
                                          ------------------------------
                                          Barry M. Smith


                                       HEALTH CARE CAPITAL PARTNERS, L.P.

                                       By Ferrer Freeman Thompson & Co.
                                          LLC,its General Partner\


                                       By:/s/ Robert T. Thompson
                                          ------------------------------
                                          Robert T. Thompson,
                                          Manager

                                       HEALTH CARE EXECUTIVE PARTNERS, L.P.

                                       By Ferrer Freeman Thompson & Co.
                                          LLC, its General Partner


                                       By:/s/ Robert T. Thompson
                                          ------------------------------
                                          Robert T. Thompson,
                                          Manager


                                       LIGHTHOUSE CAPITAL PARTNERS, II, L.P.


                                       By: Lighthouse Management
                                           Partners, II, L.P. its
                                           general partner

                                       By: Lighthouse Capital Partners,
                                           Inc., its general partner

                                       By:/s/ Gwill E. York
                                          ------------------------------
                                       Name: Gwill E. York
                                            ----------------------------
                                       Title: Managing Director
                                             ---------------------------